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  As filed with the Securities and Exchange Commission on August 22, 1997.

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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(b) OR (g) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


                          Kendle International Inc.
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            (Exact name of registrant as specified in its charter)


               Ohio                                             31-1274091
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     (State of incorporation                               (I.R.S. Employer
     or organization)                                      Identification No.)


                               700 Carew Tower
                           Cincinnati, Ohio  45202
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                   (Address of principal executive offices)


If this Form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
debt securities and is effect-                 debt securities and is to be-
tive upon filing pursuant to                   come effective simultaneously
General Instruction A(c)(1)                    with the effectiveness of a
please check the following                     concurrent registration state-
box.   [ ]                                     ment under the Securities Act
                                               of 1933 pursuant to General
                                               Instruction A(c)(2) please
                                               check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                         Name of each exchange on
                                                    which each class is to be
                                                    registered

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Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
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                               (Title of Class)

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INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1.         Description of Registrant's Securities to be Registered.

                A description of the Common Stock is included in the Registration Statement on Form S-1 as filed with the Commission on July 2, 1997.

Item 2.         Exhibits.

                1. Registration Statement on Form S-1 as filed with the Commission on July 2, 1997 (incorporated by reference).

                2. Articles of Incorporation (incorporated by reference to Exhibit 3.1 to issuer's Amendment Number 2 to Form S-1 as filed with the Commission on August 14, 1997).

                3. Code of Regulations (incorporated by reference to Exhibit 3.2 to issuer's Amendment Number 2 to Form S-1 as filed with the Commission on August 14, 1997).

                4.  Specimen Stock Certificate (incorporated by reference to
                    Exhibit 4 to issuer's Amendment Number 2 to Form S-1 as filed with the Commission on August 14, 1997).

                                  SIGNATURE


        Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                    KENDLE INTERNATIONAL INC.

Date: August 22, 1997                         BY: /s/ Timothy M. Mooney
                                                  -----------------------------
                                                      Timothy M. Mooney

                                              Title:  Assistant Secretary